MUNDER INDEX 500 FUND

Supplement Dated January 29, 2008

To Prospectus Dated October 31, 2007

WAIVER OF DISTRIBUTION AND SERVICE (12B-1) FEES

Investors are advised that, effective February 1, 2008, the distributor will begin voluntarily waiving a portion of the distribution and service (12b-1) fees charged to Class A shares of the Fund so that Class A shares of the Fund will now be charged 0.15%.

Accordingly, the Annual Fund Operating Expenses table under the heading of “Fees & Expenses,” which appears on page 6 of the Prospectus, is revised and restated in its entirety to read as follows:

ANNUAL FUND OPERATING EXPENSES paid from Fund assets (as a % of net assets)	Class A Shares		Class B Shares		Class K Shares	Class R Shares		Class Y Shares
Management Fees	0.12%		0.12%		0.12%	0.12%		0.12%
Distribution and/or Service (12b-1) Fees	0.25	%(1)	1.00	%(1)	0.00%	0.50	%(2)	0.00%
Non 12b-1 Service Plan Fees	0.00%		0.00%		0.25%	0.00%		0.00%
Other Expenses	0.27%		0.27%		0.27%	0.26%		0.27%
Acquired Fund Fees and Expenses (3)	0.00%		0.00%		0.00%	0.00%		0.00%

Total Annual Fund Operating Expenses including Acquired Fund Fees and Expenses (4)	0.64	%(1)	1.39	%(1)	0.64%	0.88%		0.39%

(1)	The distributor has voluntarily agreed to waive a portion of its Rule 12b-1 fees with respect to Class A and Class B shares for the current fiscal year. The distributor may discontinue the fee waiver at any time in its sole discretion. As a result of the fee waivers, the Fund’s 12b-1 Fees and Total Annual Fund Operation Expenses would be 0.15% and 0.54%, respectively, for Class A shares, and 0.50% and 0.89%, respectively, for Class B shares.
(2)	The Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class R shares that allows the Fund to use up to 1.00% of the average daily net assets attributable to its Class R shares of the Fund to pay distribution and other fees in connection with the sale of its Class R shares. However, under the Fund’s Distribution Agreement, such fees are limited to payments at an annual rate equal to 0.50% of the average daily net assets of the Fund attributable to Class R shares.
(3)	Acquired Fund Fees and Expenses reflect the pro-rata portion of the fees and expenses charge by any underlying funds in which the Fund may invest, including money market funds and ETFs.
(4)	Acquired Fund Fees and Expenses are less than 0.01% of the average net assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE